UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 11, 2005
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Exhibits
Signatures
EXHIBIT INDEX
PRESS RELEASE DATED AUGUST 11, 2005
WEBCAST PRESENTATION DATED AUGUST 11, 2005

Item 2.02 Results of Operations and Financial Condition
     On August 11, 2005, TRM Corporation issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release, including unaudited financial information released as a part thereof, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On August 11, 2005, a webcast and teleconference were held to discuss our financial results for the quarter ended June 30, 2005, pursuant to a press release dated August 8, 2005. A copy of the Webcast Presentation is furnished as Exhibit 99.2.
Item 9.01 Exhibits
     (c) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description

99.1	Press Release dated August 11, 2005, announcing financial results for the quarter ended June 30, 2005.

99.2	Webcast Presentation dated August 11, 2005, discussing financial results for the quarter ended June 30, 2005.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant
Date: August 15, 2005	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 11, 2005, announcing financial results for the quarter ended June 30, 2005. *

99.2	Webcast Presentation dated August 11, 2005, discussing financial results for the quarter ended August 11, 2005.*

*	Filed electronically herewith

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